UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2007

BATTLE MOUNTAIN GOLD EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50399

(Commission File Number)

86-1066675

(IRS Employer Identification No.)

One East Liberty Street, Sixth Floor, Suite 9, Reno, Nevada 89504

(Address of principal executive offices and Zip Code)

(775) 686-6081

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On May 10, 2007 we issued an aggregate of 3,550,000 common shares (the “Shares”) to our directors and officers pursuant to the terms of their respective employment agreements with our company.

The Shares were issued to six individuals (our directors and officers) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTLE MOUNTAIN GOLD EXPLORATION CORP.

By: /s/ David Atkinson

David Atkinson

Chief Financial Officer

Date: May 10, 2007

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